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Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350*

        Pursuant to 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, Dr. Michael G. Cobb, the Chief Financial Officer of Small Town Radio, Inc., a Nevada corporation (the "Company"), hereby certifies that:

        (1) The Company's Annual Report on Form 10-KSB for the year ended June 30, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        This Certification is signed on October 15, 2002.

/s/ MICHAEL G. COBB Dr. Michael G. Cobb Chief Financial Officer Small Town Radio, Inc.

*
Enacted by Section 906 of the Sarbanes-Oxley Act of 2002, Public Law 107-204.

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  Exhibit 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350